UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): October 24, 2022
AppHarvest, Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-39288	84-5042965
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

500 Appalachian Way Morehead, KY	40351
(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code: (606) 653-6100
(Former Name or Former Address, if Changed Since Last Report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.0001 par value per share	APPH	The Nasdaq Stock Market LLC
Warrants, each whole warrant exercisable for one share of Common Stock at an exercise price of $11.50 per share	APPHW	The Nasdaq Stock Market LLC
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company	☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.

Entry into a Note and Loan Agreement

On October 24, 2022, AppHarvest Berea Farm, LLC (the “Borrower Subsidiary”), a wholly-owned indirect subsidiary of AppHarvest, Inc. (the “Company”), entered into a note and loan agreement, dated October 24, 2022, (the “Note and Loan Agreement”) in the principal amount of $30.0 million (the “Note”) with Mastronardi Produce-USA, Inc.(“Mastronardi” or the “Lender”). Capitalized terms used in this Current Report on Form 8-K but not otherwise defined herein have the meaning ascribed to them in the Note and Loan Agreement.

Pursuant to the Note and Loan Agreement, the Lender agreed to advance $15.0 million upon execution of the agreement, and further amounts of up to $15.0 million provided that no Event of Default has occurred and certain other conditions have been met. The first tranche of $15.0 million was funded on October 25, 2022. The proceeds of the Note may be used for general corporate purposes consistent with a Cash Flow Forecast provided to Lender and may not be used to pay any dividends or make any distribution on account of or redeem, retire or purchase any capital stock.

Subject to any acceleration by the Lender or extension by the Borrower Subsidiary, all outstanding principal (including PIK Amounts), together with all accrued and unpaid interest, and any other sums payable under the Loan Documents shall be due and payable in full on December 19, 2022 (the “Initial Maturity Date”). The Initial Maturity Date may be extended for two (2) successive terms (the “Extension Option”) of thirty (30) days each to January 18, 2023 if the first Extension Option is exercised and February 17, 2023 if the second Extension Option is exercised, in each case subject to the satisfaction of certain conditions, including that the Borrower Subsidiary shall have agreed to the material terms for a Sale Leaseback transaction with the Lender, its affiliate or another third party. The Borrower Subsidiary will pay interest under the Note and Loan Agreement in arrears, on the first day of each calendar month, commencing on November 1, 2022 and continuing on the first day of each calendar month thereafter with a final payment on December 19, 2022 (or January 18, 2023 if the first Extension Option is exercised or February 16, 2023 if the second Extension Option is exercised). The interest rate shall be equal to seven and one-half percent (7.5%) per annum; provided that, in the event that the entire principal balance under the Note and Loan Agreement is not paid when due, or if any other Event of Default shall have occurred and be continuing, then the interest rate shall be equal to the lesser of 12.5% per annum or the maximum legal rate at the time any such interest is to be calculated.

The Note is secured by a Mortgage on the Borrower Subsidiary’s property located in Berea, Kentucky (the “Berea Property”).

In connection with the Borrower Subsidiary’s entry into the Note and Loan Agreement, on October 24, 2022, AppHarvest Operations, Inc. (“AppHarvest Operations”), a wholly-owned direct subsidiary of the Company, entered into a pledge and security agreement (together with the Note and Loan Agreement and the Mortgage, the “Loan Documents”) with Mastronardi, pursuant to which AppHarvest Operations granted to Mastronardi a first priority security interest in 100% of the limited liability company ownership interests in the Borrower Subsidiary.

The Loan Documents include customary representations and covenants for financing transactions of this nature, including, among others, financial reporting covenants and negative covenants regarding the Transfer of ownership interests in AppHarvest Operations and Borrower Subsidiary and the Transfer of the Berea Property as well as restrictions on distributions.

In connection with the Borrower Subsidiary’s entry into the Note and Loan Agreement, on October 24, 2022, the Company and Mastronardi Produce Limited (“MPL”) also entered into an exclusivity agreement (the “Exclusivity Agreement”). Pursuant to the Exclusivity Agreement, the Company agreed to negotiate exclusively with MPL regarding a Sale Leaseback or similar transaction with respect to the Berea Property for a period of 30 days after the date of the Exclusivity Agreement, subject to a previously disclosed right of first refusal with respect to certain financings structured as a sale-leaseback or build-to-suit lease granted by the Company to a third party. The Borrower Subsidiary and MPL also entered into a memorandum of agreement pursuant to which any successor owners, occupants, lessees and users of the Berea Property will be subject to the terms of that certain Purchase and Marketing Agreement, as amended, between the Company and MPL, pursuant to which MPL will be the sole and exclusive marketer of all products grown at the Berea Property that meet certain quality standards.

The foregoing description is only a summary of the Note and Loan Agreement and the Mortgage and is qualified in its entirety by reference to the full text of the Note and Loan Agreement and the Mortgage, copies of which will be filed as exhibits to the Company’s Annual Report on Form 10-K for the year ended December 31, 2022.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation Under an Off-Balance Sheet Arrangement of a Registrant.

The disclosure set forth above under Item 1.01 is incorporated herein by reference.

Item 7.01 Regulation FD Disclosure.

On October 26, 2022, the Company issued a press release (the “Press Release”) announcing the entry into the Note and Loan Agreement and the opening of the Berea controlled environment agriculture facility. A copy of the Press Release is furnished as Exhibit 99.1 to this Form 8-K and is incorporated herein by reference.

The information in this Item 7.01 of the Form 8-K, including Exhibit 99.1, is furnished and shall not be deemed “filed” for purposes of Section 18 of the Exchange Act, nor shall it be deemed incorporated by reference in any filing made by the Company under the Securities Act, whether made before or after the date hereof, regardless of any general incorporation language in such filing.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
99.1	Press Release dated October 26, 2022
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AppHarvest, Inc.

Dated: October 26, 2022
	By:	/s/ Loren Eggleton
Loren Eggleton
Chief Financial Officer
(Principal Financial Officer and Principal Accounting Officer)